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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report  (Date of Earliest Event Reported)   July 27, 2000
                                                        ----------------



                          BOSTON LIFE SCIENCES, INC.
                          --------------------------
            (Exact name of registrant as specified in its charter)

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
          Delaware                   0-6533              87-0277826
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(State or other jurisdiction of    (Commission   (I.R.S. Employer Identification No.)
  incorporation or organization)     File No.)

137 Newbury Street
8th Floor
Boston, Massachusetts                                      02116
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(Address of principal executive offices)                  Zip Code
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Registrant's telephone number, including area code    (617)  425-0200
                                                    -----------------
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Item 5.  Other Events.
         -------------

On July 27, 2000 the Company announced that the results of its Phase III clinical trial of Altropane as a diagnostic for Parkinson's Disease ("PD") had successfully confirmed Altropane's ability to differentiate Parkinson's movement disorders (including Parkinson's Disease) from other movement disorders. The primary efficacy endpoints, "Specificity" and "Sensitivity" were both statistically significant. The Company's Phase II clinical trial previously demonstrated Altropane's utility in differentiating normal patients from those with PD.

The multi-center Phase III study was designed to assess the Sensitivity and Specificity of Altropane-SPECT scanning in a sample population representative of those individuals that consult with neurologists or internists for undiagnosed movement disorders. The study enrolled 95 subjects having the clinical diagnosis of Parkinsonian Syndrome ("PS") and 70 patients having non-Parkinsonian Syndrome movement disorders with clinical features similar to PS. These clinical diagnoses were made by expert neurologists specializing in movement disorders. Altropane-SPECT scans were performed on each subject and were reviewed by an independent three-member panel of nuclear medicine physicians specializing in neuroimaging, none of whom had knowledge of the clinical diagnosis. The Altropane scans were read and categorized as being consistent with either PS or non-PS, and were then compared to the expert clinical diagnosis. Specificity was 86%, Sensitivity was 75%, and overall accuracy was 80%. Only six scans (out of 160) could not be read due to technical or other difficulties, and there were no Altropane-related adverse events reported in the study.

Item 7.  Exhibits.
         ---------

The following Exhibits are filed as part of this report on Form 8-K:

        99.1 Press Release, dated July 27, 2000.
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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                                 BOSTON LIFE SCIENCES, INC.


Dated:  August 1, 2000                          By:   /s/Joseph Hernon
                                                      -------------------------
                                                      Joseph Hernon
                                                      Chief Financial Officer
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                          BOSTON LIFE SCIENCES, INC.

                          CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX


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        Exhibit No.                                                     Page
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           99.1              Press Release, dated July 27, 2000          4

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